UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): AUGUST 1, 2008

STEM CELL THERAPY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51931	88-0374180
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

203 N. Lois Avenue, 9th Floor, Tampa, FL 33607

(Address of principal executive offices – zip code)

(813) 600-4088

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02	ELECTION OF DIRECTOR OR PRINCIPAL OFFICER

Mr. Stark, who is the President of Stem Cell Therapy International, Inc. (the “Company”) has been appointed to the Board of Directors and has been elected as the Chairman of the Board of Directors until his respective successor is elected and qualified or until his earlier resignation, removal from office or death.

Mr. Norstrud, who is the Chief Financial Officer of the Company, has been appointed to the Board of Directors until his respective successor is elected and qualified or until his earlier resignation, removal from office or death.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM CELL THERAPY INTERNATIONAL, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: August 1, 2008